UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Taleo Corporation

(Name of Registrant as Specified In Its Charter)

Oracle Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by Oracle Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Taleo Corporation

Commission File No.: 000-51299

Press Release

Oracle Buys Taleo

Adds Leading Talent Management Cloud Offering to the Oracle Public Cloud

Redwood Shores – February 9, 2012

Oracle today announced that it has entered into an agreement to acquire Taleo Corporation (NASDAQ:TLEO), a leading provider of cloud-based talent management for $46.00 per share or approximately $1.9 billion, net of Taleo’s cash and debt. Taleo’s Talent Management Cloud helps organizations attract, develop, motivate and retain human capital to improve performance and drive growth.

Together, Oracle and Taleo expect to create a comprehensive cloud offering for organizations to manage their Human Resource operations and employee careers. The combination is expected to empower employees and managers to effectively manage careers throughout their entire employment, enable organizations to retain talent and optimize costs, and improve the employee experience through faster on boarding and better collaboration with team members via social media.

The Board of Directors of Taleo has unanimously approved the transaction. The transaction is expected to close mid-year 2012, subject to Taleo stockholder approval, certain regulatory approvals and other customary closing conditions.

“Human capital management has become a strategic initiative for organizations,” said Thomas Kurian, Executive Vice President, Oracle Development. “Taleo’s industry leading talent management cloud is an important addition to the Oracle Public Cloud.”

“Taleo’s integrated cloud-based talent management solutions optimize how organizations hire, manage, develop and reward their employees and gives companies the intelligence needed to capitalize on their most critical asset – their people,” said Michael Gregoire, Chairman and CEO, Taleo. “Joining forces with Oracle gives us the opportunity to better serve our customers.”

More information on this announcement can be found at http://www.oracle.com/taleo

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ:ORCL), visit www.oracle.com.

Trademark

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Taleo, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Taleo, anticipated customer benefits and general business outlook. When used in this document, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Taleo that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Taleo may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Taleo. In addition, please refer to the documents that Oracle and Taleo, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Taleo’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Taleo is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Taleo will file a proxy statement with the SEC. Additionally, Taleo and Oracle will file other relevant materials in connection with the proposed acquisition of Taleo by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Taleo, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Tiger Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Oracle. The materials to be filed by Taleo with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Taleo are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Taleo and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Taleo stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Taleo’s participants in the solicitation, which may, in some cases, be different than those of Taleo’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

Contact Info

Carol Sato	Ken Bond
Oracle Corporate Communications	Oracle Investor Relations
+1.650.633.5551	+1.650.607.0349
carol.sato@oracle.com	ken.bond@oracle.com

Oracle Buys Taleo
Adds Leading Talent Management Cloud Offering to the Oracle Public Cloud
February 9, 2012
Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Taleo Corporation
Commission File No.: 000-51299

Oracle is currently reviewing the existing Taleo product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of Taleo’s product roadmap are at the sole discretion of Oracle.  All product roadmap information, whether communicated by Taleo or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. It is intended for information purposes only, and may not be incorporated into any contract.
Cautionary Statement Regarding Forward-Looking Statements
This presentation contains certain forward-looking statements about Oracle and Taleo, including statements that involve risks and uncertainties concerning
Oracle's proposed acquisition of Taleo, anticipated customer benefits and general business outlook.  When used in this presentation, the words "anticipates",
“can", “will”, "look forward to", "expected" and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Taleo, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this presentation due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Taleo may be adversely affected by other economic, business, and/or competitive factors.  Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Taleo.  In addition, please refer to the documents that Oracle and Taleo, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K,
10-Q and 8-K. These filings identify and address other important factors that could cause Oracle's and Taleo’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this presentation. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Neither Oracle nor Taleo is under any duty to update any of the information in this presentation.
Additional Information about the Merger and Where to Find It
In connection with the proposed merger, Taleo will file a proxy statement with the SEC.  Additionally, Taleo and Oracle will file other relevant materials in connection with the proposed acquisition of Taleo by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Taleo, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Tiger Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Oracle. The materials to be filed by Taleo with the
SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Taleo are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Taleo and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Taleo stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.
Information concerning the interests of Taleo’s participants in the solicitation, which may, in some cases, be different than those of Taleo’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

What We Are Announcing
• Oracle buys Taleo
• Empowers employees and managers to effectively manage careers throughout their entire employment – including planning and budgeting, recruiting and on boarding, administration of benefits and payroll, and career development and transition
• Enables organizations to retain talent and optimize costs, establish and align employee goals, streamline hiring processes, and accelerate leadership development
• Improves employee experience through faster on boarding and better collaboration with team members via social media
• Combination creates a comprehensive cloud offering for organizations to manage their Human Resource operations and employee careers
• Taleo is a leading provider of cloud-based talent management software that helps organizations attract, develop, motivate and retain human capital to improve business performance and drive growth
• Headquartered in Dublin, CA, with over 1,400 employees worldwide
• Over 5,000 enterprises of all sizes rely on Taleo across many industries
• Taleo’s cloud manages 15% of all US hires and is one of the world’s largest cloud deployments with nearly 16 billion transactions per year
• About Taleo
• Transaction is expected to close mid-year 2012
• Adds leading talent management cloud offering to the Oracle Public Cloud

Database
Service
Java
Service
Oracle Social
Network
Data
Service
Security
Service
Talent Management
+
Fusion
Sales and
Marketing
Fusion
Human Capital
Management
Oracle
RightNow
Service
Oracle Adds Taleo’s Talent Management Cloud
to the Oracle Public Cloud
Fusion
ERP

RECRUITING
PERFORMANCE
COMPENSATION
SUCCESSION
LEARNING

ORACLE

Taleo’s Talent Management Cloud
Delivers Unified Talent Management
Taleo Recruiting and On Boarding
• Identify qualified applicants by connecting candidate performance and retention data with sourcing and recruitment requirements
• Reduce new employee on boarding cycle time from days to minutes
Taleo Performance and Goals
• Real-time intelligence to drive performance assessment and set career goals
• Provide employees with regular and timely feedback and coaching
Taleo Compensation
• Provides managers with real-time insight into organizational budget
• Reward and retain high performers and make better investment in key talent
Taleo Succession
• Evaluate experience and skills to identify and develop future company leaders
Taleo Learning and Development
• Design and deliver curriculum and learning events
• Track training to meet compliance needs
REPORTING
& ANALYTICS

Effective Management
• Staff, align and incent teams
to ensure productivity and
results
• Plan, with a consolidated view
of headcount, budgets and
costs
• Make better decisions with
complete workforce visibility
and business intelligence
Company Value
• Find the right new job, quickly
get on board and up-to-speed
• Develop a career path and
enhance skills for new roles
• Build relationships across the
organization to enhance
productivity
Employee Value
• Collaborate with employees to
provide better service delivery
with social media capabilities
• Effective, compliant actions
with complete employee
information
• Drive better talent practices
throughout the organization
HR Value
Empowered HR Team Motivated Employees
Oracle and Taleo
Creates Comprehensive Cloud Offering to Manage HR Operations and Employee Careers

Oracle and Taleo
Delivering Great Experiences Throughout the Employee Lifecycle
Creates a comprehensive cloud offering to manage Human
Resources and employee careers
Improves employee experience
Delivers powerful intelligence and a complete social
experience
Provides managers complete knowledge of internal capabilities and skills needed to grow the company
Provides visibility into employee profiles and access to talent pools to source ideal candidates
Increases employee retention rates by better aligning candidates to business requirements, and the right compensation and
growth opportunities
Simplifies on boarding by streamlining new hire paper work
Quickly aligns employees to company goals
Empowers employees with access to learning and career
management tools
Develop career opportunities with ongoing job performance and goal assessment
Collaborate between teams and HR using social networks to
gain insight about the company, key projects and how to get
involved

STARBUCKS COFFEE, STARWOOD, Toys"R"Us, BEST BUY, HYATT
	Comerica, BANQUE NATIONALE DU CANADA, JPMorganChase, Fidelity Investments, The Hartford
	ACXIOM, DELL, ERICSSON, hp
	ACTIVISION, THOMSON, CONDÉ NAST, CIRQUE DU SOLEIL, IAC
	AmericanAirlines, AIR CANADA, UNITED, AirTran
	RioTinto, TESORO, Sempra Energy, elpaso, Weatherford, MIDAMERICAN ENERGY HOLDINGS COMPANY
	Sutter Health, Health Net, UnitedHealth Group, BlueCross BlueShield Association, GroupHealth

ORACLE

Complexity Solved With Taleo
• Simplified hiring, faster on
boarding and training for
seasonal workforces
• Competitive business
environment requires advanced
career management programs
to retain top talent
• Tap into contingent workforces
(contractors, temps,
outsourcers) for recruiting
efforts
• Manage, recruit and develop
global workforce under local
guidelines and languages
• Ongoing training helps reduce
potential workplace safety
incidents
* Customer Information and Logos Provided by Taleo
Taleo’s Customers Include Leaders Across
Industries
Retail &
Hospitality
Financial
Services
Technology
Media &
Entertainment
Travel
Energy &
Mining
Healthcare

Taleo Success Story: Hyatt
Easily Identify Top Candidates, Improving Productivity By 50%
COMPANY OVERVIEW:
•
CHALLENGES:
•
* Customer Information and Logos Provided by Taleo
Hyatt is a leading global
hospitality company with 478
properties in 45 countries and
more than 75,000 employees
Needed to assess cultural fit, customer service
values and work ethic, when selecting best
candidates for entry level positions
TALEO PROVIDES:
• Recruiting
RESULTS:
• Integrated prescreening tools and behavioral
assessments focus managers on high quality
candidates
• Recruiters are able to access the Taleo system via
mobile devices to quickly make offers on open
positions
• Fills thousands of jobs annually while cutting costs
and turnover, reducing advertising expenses by
50%, and increasing productivity by 50%

Taleo Success Story: Rogers
Improved Hiring Decisions and Driving Down Attrition Rates
COMPANY OVERVIEW:
•
CHALLENGES:
• Recruitment efforts required more formalized
TALEO PROVIDES:
• Recruiting
• On boarding
• Performance and Succession
RESULTS:
• Reduced time to hire by 15%
• Drove down attrition by 46% with improved
candidate prescreening
• Drastically improved productivity and reduced
operational costs with talent intelligence
* Customer Information and Logos Provided by Taleo
As Canada’s top communications
and media organization, Rogers
strives to be the best at what
they do – bringing innovative
products and first-rate customer
service to the marketplace
methods to optimize effectiveness of recruiters

Oracle and Taleo
Complementary Talent Management and Human Capital Management Solutions
Taleo brings
complementary
solutions to the
Oracle Public
Cloud
• Taleo brings leading Talent Management solutions to the Oracle Public Cloud
• Oracle offers best-in-class Cloud services: Fusion Human Capital Management,
Fusion ERP, Fusion Sales and Marketing, Oracle RightNow Service, Oracle
Social Network, Database Service, Java Service, Data Service and Security
Service
• Oracle’s BI and Middleware can offer value to Taleo’s customers
• Oracle’s and Taleo’s solutions together enable enterprises to establish best practices across all Human Capital activities, accelerate adoption, and quickly create value
Taleo is a
leading provider
of cloud - based
talent
management
solutions
• 15% of all US hires flow through Taleo, processing up to 74 million transactions per day
• Nearly half of the top 30 career sites in the world are powered by Taleo
• 240 million candidates are on Taleo Talent Exchange, a marketplace for sourcing candidates
• Experienced team with specialized skills for developing, selling, servicing, operating and supporting talent management cloud solutions

Filed by Oracle Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Taleo Corporation

Commission File No.: 000-51299

Overview and Frequently Asked Questions

Overview

Oracle Buys Taleo

Adds Leading Talent Management Cloud Offering to the

Oracle Public Cloud

On February 9, 2012, Oracle announced that it has entered into an agreement to acquire Taleo Corporation, a leading provider of cloud-based talent management. The proposed transaction is subject to Taleo stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close mid-year 2012. Until the deal closes, each company will continue to operate independently, and it is business as usual.

Taleo’s Talent Management Cloud helps organizations attract, develop, motivate and retain human capital to improve performance and drive growth. Over 5,000 enterprises of all sizes rely on Taleo across many industries to manage their talent. Taleo’s cloud manages 15% of all US hires and is one of the world’s largest cloud deployments with nearly 16 billion transactions per year.

Together, Oracle and Taleo expect to create a comprehensive cloud offering for organizations to manage their Human Resource operations and employee careers. The combination is expected to empower employees and managers to effectively manage careers throughout their entire employment, enable organizations to retain talent and optimize costs, and improve the employee experience through faster on boarding and better collaboration with team members via social media.

Can I still purchase Taleo products?

Yes. Until the transaction closes, Taleo continues to operate as a separate independent business. Please contact your existing Taleo sales representative to assist you, or visit www.taleo.com for contact information.

Should Taleo customers continue to call Taleo for customer support?

Yes. Until the transaction closes, Taleo continues to operate as a separate independent business. Taleo customers should continue to use existing Taleo customer service representatives for support, professional services and sales to address immediate and ongoing needs. We will communicate all changes and transitions that occur after the close of the transaction.

Should Taleo customers continue to contact their Taleo sales representatives?

Yes. Until the transaction closes, Taleo continues to operate as a separate independent business. Taleo customers should continue to rely on their existing relationships at Taleo.

2

Should Taleo partners continue to call Taleo?

Yes. Until the transaction closes, Taleo continues to operate as a separate independent business. Taleo partners should continue to use existing Taleo contacts to address immediate and ongoing needs. Oracle partners may also use their existing Oracle channels to answer any questions.

Where can I find out more information about the proposed Oracle and Taleo combination?

For more information, please visit oracle.com/taleo.

Oracle is currently reviewing the existing Taleo product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Taleo’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Taleo or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. It is intended for information purposes only, and may not be incorporated into any contract.

Cautionary Statement Regarding Forward-Looking Statements This document contains certain forward-looking statements about Oracle and Taleo, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Taleo, anticipated customer benefits and general business outlook. When used in this presentation, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Taleo that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this announcement due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Taleo may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Taleo. In addition, please refer to the documents that Oracle and Taleo, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Taleo’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this announcement. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this announcement. Neither Oracle nor Taleo is under any duty to update any of the information in this announcement.

Additional Information about the Merger and Where to Find It In connection with the proposed merger, Taleo will file a proxy statement with the SEC. Additionally, Taleo and Oracle will file other relevant materials in connection with the proposed acquisition of Taleo by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Taleo, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Tiger Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Oracle. The materials to be filed by Taleo with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Taleo are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Taleo and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Taleo stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Taleo’s participants in the solicitation, which may, in some cases, be different than those of Taleo’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Taleo Corporation
Commission File No.: 000-51299

Oracle Customers and Partners,

On February 9, 2012, Oracle announced that it has entered into an agreement to acquire Taleo Corporation, a leading provider of cloud-based talent management. The proposed transaction is subject to Taleo stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close mid-year 2012. Until the deal closes, each company will continue to operate independently, and it is business as usual.

Taleo’s Talent Management Cloud helps organizations attract, develop, motivate and retain human capital to improve performance and drive growth.

Together, Oracle and Taleo expect to create a comprehensive cloud offering for organizations to manage their Human Resource operations and employee careers. The combination is expected to empower employees and managers to effectively manage careers throughout their entire employment, enable organizations to retain talent and optimize costs, and improve the employee experience through faster on boarding and better collaboration with team members via social media.

Taleo’s industry leading talent management cloud is an important addition to the Oracle Public Cloud offering.

Please visit oracle.com/taleo for more information.

Regards,

Thomas Kurian

Executive Vice President

Oracle Development

Oracle is currently reviewing the existing Taleo product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Taleo’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Taleo or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. It is intended for information purposes only, and may not be incorporated into any contract.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Taleo, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Taleo, anticipated customer benefits and general business outlook. When used in this document, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Taleo that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Taleo may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Taleo. In addition, please refer to the documents that Oracle and Taleo, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Taleo’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Taleo is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Taleo will file a proxy statement with the SEC. Additionally, Taleo and Oracle will file other relevant materials in connection with the proposed acquisition of Taleo by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Taleo, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Tiger Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Oracle. The materials to be filed by Taleo with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Taleo are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Taleo and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Taleo stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Taleo’s participants in the solicitation, which may, in some cases, be different than those of Taleo’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.